EXHIBIT 10.11

British Columbia
Ministry of Employment and Investment
Energy and Minerals Division
Mineral Titles Branch

Mineral Tenure Act
Section 57 and 58

BILL OF SALE ABSOLUTE

INDICATE TYPE OF TITLE:               Mineral

MINING DIVISION:                       Vernon

SELLER:

I, Paul Reynolds, of 4035 W. 31st Avenue, Vancouver, BC, Canada, V6S 1Y7, (604) 683-8909, Client Number 122617.

PURCHASER:

Stephen Kenwood, of 2073 - 149th Street, Surrey, BC, Canada, V4A 8L4, (604) 535-8146, Client Number 134185.

For and in consideration of the sum of One Dollar ($1.00) paid to me, do hereby sell the interest as specified below in the following mineral titles:
Claim Number or Lease Type	Tenure Number	Percentage of Title Being Sold
WYATT 1 to 8	391984 to 391991	100%

I declare that I have good title to these tenures and every right to sell the same, in witness whereof, I have today signed my legal name.

March 20, 2002

/s/ "Paul Reynolds"                                          /s/ "Rod Husband"

Paul Reynolds                                              Witness

SEAL

RECEIVED
SUB-RECORDER
VANCOUVER, BC
March 20, 2002
Recording Stamp